Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to Grants of Share Options or Similar Awards

We did not grant options, share appreciation rights, or other similar option-like instruments in the fiscal year ended September 30, 2025; however, it is our policy not to time any grants of equity awards in relation to the release of material non-public information.

Award Timing Method	We did not grant options, share appreciation rights, or other similar option-like instruments in the fiscal year ended September 30, 2025; however, it is our policy not to time any grants of equity awards in relation to the release of material non-public information.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false